Segment and Geographic Information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment and Geographic Information
Segment and Geographic Information
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (CODM) in deciding how to allocate resources and in assessing performance. Velti's CODM is our chief executive officer. Our business is conducted in a single operating segment. Our CODM reviews a single set of financial data that encompasses our entire operations for purposes of making operating decisions and assessing financial performance. Our CODM manages our business based primarily on broad functional categories of sales, marketing, software and technology platform development and strategy.
We conduct our business in three geographical areas: Europe, Americas, and Asia/Africa. The following table provides revenue by geographic area. Revenue from customers for whom we provide services in multiple locations is reported in the location of the respective customer's domicile; revenue from customers for whom we provide services in a single or very few related locations is reported in the location of the respective customer's place of operations.

Revenue	Year Ended December 31,
	2011		2010		2009
	(in thousands, except percentages)
Europe:
United Kingdom	$37,758	20.0%	$34,105	29.3%	$14,655	16.3%
All other European countries	86,318	45.6%	55,299	47.6%	53,446	59.4%
Total Europe	124,076	65.6%	89,404	76.9%	68,101	75.7%
Americas	41,114	21.7%	9,150	7.9%	4,049	4.5%
Asia/Africa	24,012	12.7%	17,715	15.2%	17,815	19.8%
Total revenue	$189,202	100.0%	$116,269	100.0%	$89,965	100.0%

The vast majority of our long-lived assets are located in Greece. Long-lived assets consist of property and equipment, net of related accumulated depreciation.